FORBEARANCE AGREEMENT


         This Agreement is made as of June 26, 1998, between BANK OF AMERICA, NT&SA ("BANK"), a national banking association, and PORTLAND BREWING COMPANY, ("BORROWER").

                                    RECITALS:

         A. Borrower is indebted to Bank as a successor by merger to Bank of America Oregon as provided in that certain business loan agreement dated as of December 15, 1995, as submitted in five amendments dated as of July 23, 1996, December 19, 1996, March 28, 1997, April 23, 1997, and November 24, 1997.
(Collectively, the "Loan Agreement").

         B. Borrowers' obligation to repay is secured by a Security Agreement (Receivables, Inventory, and Equipment), dated as of December 15, 1997. The Loan Agreement and the Security Agreement, together with all other documents which evidence, secure or perfect Borrower's obligation to Bank are collectively, the "Loan Documents.".

         C. Borrower is in default of its obligation as described in section 2 below and has requested that Bank forbear exercise of its remedies provided for in the Loan Documents.

         D. Bank is prepared to grant Borrower's request to forbear the exercise of its remedies in consideration of the agreements and promises contained herein.

         THEREFORE, the parties agree as follows:

         1.        CONFIRMATION OF DEBT:
                   --------------------

                  A. The unpaid principal balance of Borrower's indebtedness to Lender as of June 9, 1998, is $3,391,830.01 as shown below:

              LOAN NO.                         PRINCIPAL OUTSTANDING

                109                             574,208.83
                125                             421,038.72
                133                             585,000.00
                141                           1,551,874.12
                216                             259,708.34

                  B. Valid debt; no defenses. The Loan, Security Agreement and other Loan Documents are hereby confirmed and ratified by Borrowers as being in full force and effect as of the date of this Agreement. Borrower acknowledges;
(1) that it is liable under the Agreement and


FORBEARANCE AGREEMENT                                               Page 1 of 4
all other Loan Documents in accordance with their terms; (2) as of the signing of this Agreement, it has no defenses or offsets to any of the obligations to Bank; and (3) Lender has performed all of its obligations under the loans and Loan Documents.

         2. FORBEARANCE
            -----------. In consideration of Borrower's agreements herein, and subject to the terms and conditions of this Agreement, Lender agrees that for the period from the date of this Agreement and until the earlier of July 10, 1998, or the occurrence of any new or additional default under the Loan Documents as modified by this Agreement, Bank shall forbear from exercising its rights and remedies under the Loan Documents, arising by reason of Borrower's default thereunder in having breached its financial covenants under the Loan Agreement with respect to maintaining a Debt to Worth Ratio less than 1 to 1, and failing to pay principal on or before June 1, 1998.

         3. NO WAIVER/CURE
            --------------. Lender's agreement to forbear is not a waiver of the prior defaults, the existing defaults, nor does it constitute a cure of the defaults.

         4. CONDITIONS PRECEDENT
            --------------------. This Agreement without limitations to Lender's Forbearance Agreement is subject to and conditioned upon execution by Borrower of this Agreement on or prior to July 6, 1998.

         5. CHANGING LOAN TERMS
            -------------------. Upon the execution hereof, or in any event, beginning upon June 29, 1998,

                  A. All Borrower's receipts shall be deposited in Bank Control Account No. 2801801213. The Bank will apply all funds in the Bank Control Account to the Borrower's Operating Line of Credit (Loan No. 133). So long as no further event of default occurs under the Loan Documents or this Agreement, Bank shall make advances to Borrower to fund expenditures in the categories and amounts set forth in the budget attached as Exhibit A (the "Budget"); provided that the maximum balance outstanding on the Line of Credit shall not at any time exceed $585,000.

                  B. During the forbearance period under this Agreement, Borrower's failure to pay principal installments on Loan Nos. 109, 125, 141 and 216 when due shall not constitute an event of default under the Loan Documents or this Agreement, but the Bank's deferral of principal payments shall not constitute a waiver of the principal amount due on such loans. Debtor shall be in default of this Agreement and of the Loan Agreements if (i) Borrower's expenditures measured at the end of each week exceed on a cumulative basis the amount set forth in the Budget through such period, and (ii) Borrower's revenues are less than ninety percent (90%) of Budget in any week or ninety-five percent (95%) of Budget on a cumulative basis.

                  C. Borrower shall make no change in its direction to its accounts payable obligors with respect to direction of all payments to a lock box in conformity with arrangements now in existence.

         6. NO CONDITIONAL ADDITIONAL EXTENSION
            -----------------------------------. Although Borrower and Bank
intend to meet on or before July 10, 1998 to discuss an extension of the Loans beyond such date, Borrower acknowledges there is no agreement of any kind, express or implied, that Lender will grant any additional forbearance or extension of the maturity of the line of credit beyond July 10, 1998.


FORBEARANCE AGREEMENT                                                Page 2 of 4

         7.    REPRESENTATIONS AND WARRANTIES.
               ------------------------------

                  A.   Borrower represents, warrants and acknowledge as follows:

                           i. As of the date stated in this Agreement, the unpaid principal balance of all obligations to Bank is set forth as stated above.

                           ii. All disbursements of loan proceeds made prior to the date hereof by the Bank are approved and ratified.

                           iii. Borrower has no disputes with or claims against Lender of any kin including for any breach or violation by Lender of any of the terms or conditions of the loans or Loan Documents.

                           iv. There are no other loans, loan commitments, or alleged loan commitments, verbal or written, made or claimed to have been made by Bank to Borrower.

                           v. The loan is for business or investment purposes and is not for personal, family or household purposes.

                           vi. All information and materials submitted by Borrower in connection with Borrower's request for the forbearance and modification of the loan are true and correct in all material respects, and contain no material misstatements or misrepresentations, and do not omit any material facts or information.

                  B. Each person executing this Agreement represents and warrants to the Bank that he is authorized to do so without the consent of any third party. Borrower shall indemnify, defend, and hold Bank harmless from any and all losses, costs which have been or may be asserted against or incurred by Bank as a result of or by reason of or in connection with any of the representations and warranties set forth above being false or misleading.

         8. REAFFIRMATION, RELEASE AND WAIVER
            ---------------------------------. Borrower reaffirms its
obligations set forth in section 1 above, and renews, reaffirms, ratifies and confirms its obligations under the Loan Documents as hereby modified. Further, in consideration of Bank's agreements contained herein, Borrower hereby waives and releases to Lender, its directors, officers, employees and agents and their respective successors and assigns from any and all liability, claim or loss known or unknown arising from or in connection with any act or omission by any thereof through the date of this Agreement.

         9. EXPENSE REIMBURSEMENTS
            ----------------------. Borrower agrees to pay all costs, fees and expenses of Bank incurred in connection with the modification of the obligations evidenced by the loan, preparation of this Agreement, and any other document executed in connection herewith or therewith, including but not limited to Bank's attorneys' fees and costs which amount shall be added to and become a part of the unpaid balance of Borrower's indebtedness to Bank.

FORBEARANCE AGREEMENT                                                Page 3 of 4

         10. MISCELLANEOUS
             -------------. Except as expressly modified or amended by this Agreement, all of the terms and conditions of the Loan Documents shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement constitutes the entire agreement of the parties with respect to the subject matter contained herein, and may not be amended or modified except by written instrument signed by all parties.


                               DATED as of the day and year first written above.

NOTICE: UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THAT BANK TO BE ENFORCEABLE.



LENDER:                             BORROWER:

BANK OF AMERICA, NT&SA              PORTLAND BREWING COMPANY


By: /s/ Bank of America, NT&SA      By: /s/ Charles A. Adams
   ---------------------------         -----------------------------
                                    Its:  President


FORBEARANCE AGREEMENT                                                Page 4 of 4